UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Cambridgepark Drive Cambridge, MA	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), on April 10, 2025, Seres Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Seres Therapeutics, Inc. 2025 Incentive Award Plan (the “2025 Plan”) as an amendment and restatement of the Seres Therapeutics, Inc. 2015 Incentive Award Plan, which was scheduled to expire in 2025. The approval of the 2025 Plan by stockholders authorized the issuance of 44,604,870 shares of the Company’s common stock for awards under the 2025 Plan, which includes 35,009,870 shares previously authorized for issuance under the 2015 Plan, plus an increase of 9,595,000 shares, and extended the term of the 2025 Plan to March 3, 2035, the tenth anniversary of the approval of the 2025 Plan by the Board of Directors of the Company (the “Board”). The 2025 Plan was approved by the Company’s Board on March 3, 2025, subject to and effective upon stockholder approval of the 2025 Plan at the Annual Meeting.

The terms and conditions of the 2025 Plan are described in the section entitled “Proposal 4 - Approval of the Amendment and Restatement of the Seres Therapeutics, Inc. 2015 Incentive Award Plan, which is scheduled to expire in 2025” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2025 (the “Definitive Proxy Statement”). The foregoing description of the 2025 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2025 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 10, 2025, at the Annual Meeting, a total of 115,390,905 shares of the Company’s common stock were present electronically or represented by proxy at the meeting, representing approximately 66.28% of the Company’s outstanding Common Stock as of the February 13, 2025 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement.

Item 1 - Election of three Class I directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Dennis A. Ausiello, M.D.	57,960,418	32,806,373	24,624,114
Willard H. Dere, M.D.	57,279,891	33,486,900	24,624,114
Eric D. Shaff	55,393,022	35,373,769	24,624,114

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
99,949,589	5,599,971	9,841,345	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
57,856,004	32,505,142	405,645	24,624,114

Item 4 - Approval of the Seres Therapeutics, Inc. 2025 Incentive Award Plan as an amendment and restatement of the Seres Therapeutics, Inc. 2015 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
67,277,427	23,192,243	297,121	24,624,114

Item 5 - Approval of amendments to the Company’s Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to effect a reverse stock split.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
85,742,623	29,461,090	187,192	0

Item 6 - Approval of amendments to the Company’s Certificate of Incorporation to clarify voting requirements to amend the number of shares of authorized Common Stock and preferred stock.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
70,254,770	20,020,479	491,542	24,624,114

Item 7 - Approval of amendments to the Company’s Certificate of Incorporation to eliminate supermajority voting requirements.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
70,294,021	20,051,889	420,881	24,624,114

Item 8 - Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting to approve Item 5, 6 or 7.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
85,038,069	29,311,765	1,041,071	0

Based on the foregoing votes, the director nominees listed in Item 1 were elected, Items 2-5 and 8 were approved. Items 6 and 7 were not approved. Items 6 and 7 required the affirmative vote of the majority of the outstanding stock entitled to vote, and at least two-thirds in voting power of the outstanding shares of capital stock entitled to vote, respectively, to be approved.

Item 8.01	Other Events.

On April 10, 2025, at the Annual Meeting, the stockholders of the Company approved amendments to the Company’s Certificate of Incorporation to effect a reverse stock split of all outstanding shares of the Company’s common stock, at a ratio ranging from any whole number between 1-for-5 and 1-for-50, with the exact ratio as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments. On April 10, 2025, the Board approved a reverse stock split of the Company’s common stock at a final ratio of 1-for-20 (the “Reverse Stock Split”) and abandoned all other amendments. The Reverse Stock Split is expected to become effective at 5:00 p.m. Eastern Time on April 21, 2025, following the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, in substantially the form described and set forth in the Company’s Definitive Proxy Statement under Proposal 5 and Appendix B. The Company’s common stock is expected to commence trading on a split-adjusted basis when the markets open on April 22, 2025, under the existing trading symbol “MCRB.” The new CUSIP number for the common stock following the Reverse Stock Split will be 81750R201. The par value and other terms of the common stock will not be affected by the reverse stock split.

If, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio, no fractional shares will be issued. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such stockholder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Global Select Market (as adjusted to give effect to the Reverse Stock Split) on April 21, 2025.

After the Reverse Stock Split, then-current stockholders would have no further interest in the Company with respect to their fractional shares. A person entitled to only a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the effective date of the Reverse Stock Split and the trading of the Company’s common stock on a split-adjusted basis; and other statements that are not historical fact. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 13, 2025, and the Company’s other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Seres Therapeutics, Inc. 2025 Incentive Award Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: April 14, 2025	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Executive Vice President and Chief Legal Officer